                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 20, 1999
                                                         ----------------

                       Mellon Auto Receivables Corporation
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                      333-65271                25-1831621
----------------------------           -----------          -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
       OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

              One Mellon Bank Center, Fourth Floor, Pittsburgh, PA 15258
              ----------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412)234-7142
                                                           ---------------

                  ---------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

         8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

        23.1   Consent of Stroock & Stroock & Lavan LLP (included in
               Exhibit 5.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MELLON AUTO RECEIVABLES CORPORATION

                                     By:  /s/ Stephen Cobain
                                        --------------------------------
                                     Name:    Stephen Cobain
                                     Title:   President

Dated:  April 20, 1999

                                  EXHIBIT INDEX

Exhibit                                                                                   Page
-------                                                                                   ----
5.1      Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

8.1      Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters
         (included in Exhibit 5.1).

23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).